Exhibit 99.2

Use of Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), Cardinal Health, Inc.’s (the “Company’s”) earnings release contains non-GAAP financial measures. Management uses these non-GAAP financial measures to evaluate the Company’s performance and provides them to investors because the measures exclude items and charges that management believes are not reflective of the day-to-day offering of the Company’s products and services and relate more to strategic, multi-year corporate actions or, in the case of litigation credits and charges, activities that may have occurred in prior or multiple periods, in each case without predictable trends, that may obscure the trends and financial performance of the Company’s core business. As discussed below, following the August 31, 2009 spin-off of CareFusion Corporation (“CareFusion”) through a pro rata distribution to its shareholders of approximately 81% of the shares of CareFusion common stock (the “Spin-Off”), some of these non-GAAP financial measures exclude net earnings of CareFusion included in discontinued operations and other items associated with the Spin-Off. The purpose for these adjustments is to provide for better comparability between periods by removing the impact of CareFusion on all periods. By doing so, management believes that these non-GAAP financial measures provide useful information regarding the historical trend of these measures as they relate to the remaining operations of the Company.

The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. Many of the charges and other items excluded in the calculation of these non-GAAP financial measures may be recurring items and, with the exception of asset impairments, litigation gains and gain on sale of CareFusion stock, the excluded items include transactions that reflect cash costs to the Company. Accordingly, these non-GAAP measures should be evaluated in combination with the most comparable GAAP measures because the non-GAAP measures do not reflect items that impact current period operating results and may be higher than the comparable GAAP measures. Management encourages readers to rely upon the GAAP numbers, but includes the non-GAAP financial measures as supplemental metrics to assist readers. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

The Company has provided reconciliations of the historical non-GAAP financial measures to the most directly comparable historical GAAP financial measures in the earnings release. Definitions of the non-GAAP financial measures also are included in the earnings release.

Non-GAAP operating earnings and presentations derived from it (growth rate calculation). The Company presents the non-GAAP financial measure “non-GAAP operating earnings” and presentations derived from this measure. This non-GAAP financial measure excludes restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net, and Other Spin-Off Costs included within distribution, selling, general and administrative expense (“SG&A Expense”).

The Company classifies a restructuring activity as a program whereby the Company fundamentally changes its operations such as closing facilities, moving manufacturing of a product to another location or outsourcing the production of a product. Restructuring activities may also involve substantial re-alignment of the management structure of a business unit in response to changing market conditions. A liability for a cost associated with an exit or disposal activity is recognized and measured initially at its fair value in the period in which it is incurred except for a liability for a one-time termination benefit which is recognized over its future service period.

Asset impairments and losses from the sale of assets not eligible to be classified as discontinued operations are classified within impairments and loss on sale of assets within the condensed consolidated statements of earnings.

Estimated loss contingencies related to litigation and regulatory matters and income from favorable resolution of legal and regulatory matters are recognized in litigation (credits)/charges, net within the condensed consolidated statements of earnings.

Non-GAAP earnings from continuing operations and presentations derived from it (per share and growth rate calculations). The Company presents the non-GAAP financial measure “non-GAAP earnings from continuing operations” and presentations derived from this measure. This non-GAAP financial measure excludes restructuring and employee severance, impairments and loss on sale of assets, and litigation (credits)/charges, net, each net of tax. See the discussion of these classifications above under the heading “non-GAAP operating earnings and presentations derived from it (growth rate calculation)” for information regarding their components. This non-GAAP measure also excludes Other Spin-Off Costs and gain on sale of CareFusion stock, each net of tax. Other Spin-Off Costs excluded from this non-GAAP financial measure include the year-to-date loss on extinguishment of debt, the year-to-date tax expense related to the anticipated repatriation of a portion of cash loaned to the Company’s entities within the United States, and other year-to-date costs included within SG&A Expense and other (income)/expense, net on the condensed consolidated statement of earnings for the nine months ended March 31, 2010. Gains and losses on sale of CareFusion stock relate to the Company’s sales of a portion of the 41.4 million shares of CareFusion common stock that the Company retained in the Spin-Off.

Non-GAAP return on equity. The Company presents the non-GAAP financial measure “non-GAAP return on equity.” This non-GAAP financial measure excludes restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net, each net of tax, from the numerator of the calculation. See the discussion of these classifications above under the heading “non-GAAP operating earnings and presentations derived from it (growth rate calculation)” for information regarding their components. This non-GAAP financial measure also excludes Other Spin-Off Costs and gain on sale of CareFusion stock, each net of tax, from the numerator of the calculation.

In addition to the adjustments described above, following the Spin-Off, the Company is excluding the net earnings of CareFusion included in discontinued operations from adjusted net earnings in the calculation of non-GAAP return on equity for all periods presented. Also, the Company is excluding the non-cash dividend from average shareholders’ equity in the calculation of non-GAAP return on equity to remove CareFusion equity for all periods presented.

Non-GAAP effective tax rate from continuing operations. The Company presents the non-GAAP financial measure “non-GAAP effective tax rate from continuing operations.” This non-GAAP financial measure excludes restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net from the denominator of the calculation and the tax effect of restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net from the numerator of the calculation. See the discussion of these classifications above under the heading “non-GAAP operating earnings and presentations derived from it (growth rate calculation)” for information regarding their components. This non-GAAP financial measure excludes Other Spin-Off Costs and gain on sale of CareFusion stock from the denominator of the calculation and the tax effect of Other Spin-Off Costs, including the year-to-date tax expense related to the anticipated repatriation of a portion of cash loaned to the Company’s entities within the United States, and gain on sale of CareFusion stock from the numerator of the calculation.

Net debt to capital. The Company presents the non-GAAP financial measure “net debt to capital,” which is net debt divided by capital (net debt plus total shareholders’ equity). “Net debt,” also a non-GAAP financial measure, is debt (the most comparable GAAP measure, calculated as long-term obligations plus short-term borrowings) minus cash and equivalents. Management believes that net debt to capital is an important measure to monitor leverage and evaluate the balance sheet. With respect to net debt, cash and equivalents are subtracted from the GAAP measure because they could be used to reduce the Company’s debt obligations. A limitation associated with using net debt is that it subtracts cash and equivalents and therefore may imply that there is less Company debt than the most comparable GAAP measure indicates. Management believes that investors may find it useful to monitor leverage and evaluate the balance sheet.